                          SECURITIES AND EXCHANGE COMMISSION
                               WASHINGTON, D. C. 20549

                                   AMENDED FORM 8-K

                                    CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)  June 21, 1996
                                                -------------------------------

                             NEVADA ENERGY COMPANY, INC.
- -------------------------------------------------------------------------------
                (Exact name of registrant as specified in its charter)

         Delaware                      0-14873                  84-0897771
- -------------------------------------------------------------------------------
(State or other jurisdiction           (Commission           (I.R.S. Employer
      of incorporation)                 File Number)         Identification No.)


         401 East Fourth Street, Reno, NV                       89512
- -------------------------------------------------------------------------------
              (Address of principal executive offices)         (Zip Code)

Registrant's telephone number, including area code    (702) 786-7979
                                                  -----------------------------

- -------------------------------------------------------------------------------
            (Former name or former address, if changed since last report.)

                             NEVADA ENERGY COMPANY, INC.

                                        INDEX

ITEM NUMBER AND CAPTION                          PAGE NUMBER
- -----------------------                           ------------
Item 2. Acquisition of Assets. . . . . . . . . . . .   1

Item 7. Financial Statements
        and Exhibits . . . . . . . . . . . . . . . .   1

ITEM 2. ACQUISITION OF ASSETS.

    (a) On June 21, 1996 the Company's wholly owned subsidiary, Central Communications Corporation ("CCC" - a Nevada corporation), completed the acquisition of certain assets including the outstanding shares of Telecommunications Technologies, Inc. ("TTI" - an Oregon corporation) on June 21, 1996, and the rights to provide telecommunications services as set forth in an agreement between InterNet Communications Services, Inc. ("ICS" - a Delaware corporation) and La Opinion Tarleta Telefonica Telecard, Inc. ("La Opinion" - a California corporation) dated July 19, 1995. The properties were acquired from Telecom (AE), a division of Wina Associates (an Isle of Man corporation) in consideration of $500,000 in cash and 2,000,000 of the Company's Class A common shares valued at $1,500,000 to be issued.

    (b) TTI is engaged in the development, financing and operation of retail telecommunications centers in shopping centers and modular offices located in the Western United States. Each telecommunications center allows customers to make long-distance telephone calls, purchase telephone debit cards, send and receive telecopier transmissions and make funds transfers. The centers are popularly known as "La Caseta Telephonicas" and are oriented towards serving Spanish speaking clientele. The agreement between ICS and La Opinion permits La Opinion to sell telephone debit cards, on a non-exclusive basis, to be utilized through ICS's proprietary debit card switching services. La Opinion is a subsidiary of La Opinion Newspaper, a Spanish language newspaper with circulation of approximately 14,000 in the greater Los Angeles area.
The debit cards are sold through locations which also distribute the La
Opinion newspapers.   The registrant intends to continue these activities.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

    (a) Financial statements for TTI for the period ending February 28, 1995 and the year ending February 29, 1996 have been included.

    (b)  No pro forma financial information is being filed with this Form 8-K.

    (c) Exhibit (10-1) Stock Acquisition Agreement dated June 21, 1996 is incorporated by reference to original filing.

    (d) Exhibit (10-2) Validation Processing Purchase Agreement Internet Provided Long Distance dated July 19, 1995 is incorporated by reference to original filing.

    (e) Exhibit (10-3) Assignment of Long Distance Services agreement dated March 29, 1996 is incorporated by reference to original filing.

    (f) Irrevocable letter of direction dated May 31, 1996 is incorporated by reference to original filing.

    (g) Assignment Agreement between the Company and CCC dated May 31, 1996 is incorporated by reference to original filing.

    (h) Assignment Agreement between TAE and CCC dated May 31, 1996 is incorporated by reference to original filing.

    (i) Assignment Agreement between TAE and CTC dated May 31, 1996 is incorporated by reference to original filing.

                                      SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                  NEVADA ENERGY COMPANY, INC.

                                    /s/ Jeffrey E. Antisdel
                                  ------------------------------
                                  Jeffrey E. Antisdel, President

                                  Date  September 4, 1996
                                       -------------------------

                              TELECOM TECHNOLOGIES, INC.
                                  FEBRUARY 29, 1996


                                  TABLE OF CONTENTS

                                                                        PAGE NO.
                                                                        --------
INDEPENDENT AUDITOR'S REPORT
    On Financial Statements                                                1

FINANCIAL STATEMENTS
    Balance Sheet                                                          2
    Statements of Income                                                   3
    Statement of Shareholders' Equity                                      4
    Statements of Proprietors' Capital                                     5
    Statements of Cash Flows                                               6
    Notes to Financial Statements                                         7-8

                             INDEPENDENT AUDITOR'S REPORT


To the Board of Directors and Stockholders of Telecom Technologies, Inc.

    We have audited the accompanying balance sheet of Telecom Technologies, Inc. (an Oregon corporation) as of February 29, 1996, and the related statements of income and cash flows for the year ended February 29, 1996 and for the period from inception (December, 1994) to February 28, 1995, the related statement of stockholders' equity for the six months ended February 29, 1996 and the related statements of proprietors' capital for the six months ended August 28, 1995 and the period from inception (December, 1994) to February 28, 1995. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

    As more fully described in Note 1 to the financial statements, the Company records income from sales when payment is received and records expenses when payment is made. In our opinion, generally accepted accounting principles call for revenue recognition at the point of sale (when earned) and expense recognition when the related liability is incurred. The principal effects of that departure from generally accepted accounting principles on the financial statements are not reasonably determinable.

    In our opinion, because of the effects of the matter discussed in the preceding paragraph, the financial statements referred to in the first paragraph do not present fairly, in conformity with generally accepted accounting principles, the financial position of Telecom Technologies, Inc. as of February 29, 1996, or the results of its operations or its cash flows for the year ended February 29, 1996 or for the period from inception (December, 1994) to February 28, 1995.






Reno, Nevada
August 31, 1996

                              TELECOM TECHNOLOGIES, INC.
                                    BALANCE SHEET
                                  FEBRUARY 29, 1996


                                        ASSETS


CURRENT ASSETS
    Cash                                                              $  1,581
    Receivable from Officer - Note 2                                     8,067
                                                                       --------
                                                                         9,648
                                                                       --------
PROPERTY, PLANT AND EQUIPMENT (Note 1)
    Computers                                                            1,807
    Furniture and office equipment                                         414
    Software                                                             2,440
                                                                       --------
                                                                         4,661
       Less:  Accumulated depreciation and amortization                   (974)
                                                                       --------
                                                                         3,687
                                                                       --------
       Total Assets                                                   $ 13,335
                                                                       --------
                                                                       --------

                        LIABILITIES AND SHAREHOLDERS' DEFICIT

CURRENT LIABILITIES
    Payroll taxes payable                                             $  3,820
    Customer deposits                                                   26,987
                                                                       --------

                                                                        30,807
                                                                       --------
LIABILITIES AND SHAREHOLDERS' DEFICIT (Note 3)
    Common stock: Authorized 1,000 shares;
       no par value, 1,000 shares issued
       and outstanding                                                   1,000
    Accumulated deficit                                                (18,472)
                                                                       --------

       Total Shareholders' Deficit                                     (17,472)
                                                                       --------

       Total Liabilities and Shareholders' Deficit                    $ 13,335
                                                                       --------
                                                                       --------


The accompanying notes are an integral part of these financial statements.

                              TELECOM TECHNOLOGIES, INC.
                                 STATEMENTS OF INCOME
                  FOR THE YEAR ENDED FEBRUARY 29, 1996 AND FOR THE
              PERIOD FROM INCEPTION (DECEMBER 1994) TO FEBRUARY 28, 1995

                                                                  FROM INCEPTION
                                                                        TO
                                                      FEBRUARY 29,  FEBRUARY 28,
                                                          1996           1995
                                                      ------------  ------------
REVENUE
    Telephone services                                   $615,265     $  9,000
    Equipment and system sales                             16,500        9,000
                                                          --------     --------
                                                          631,765       18,000
                                                          --------     --------
COST OF SALES
    Telephone services                                    557,000       16,000
    Equipment and system sales                              8,389        3,632
                                                          --------     --------
                                                          565,389       19,632
                                                          --------     --------

    Gross Profit (Loss)                                    66,376       (1,632)

OPERATING EXPENSES
    Officer's salary                                       18,000         -
    Payroll taxes and benefits                              2,865         -
    Commissions                                             5,475         -
    Outside services                                        1,501        1,200
    Accounting and audit                                      555         -
    Legal                                                     250         -
    Depreciation and amortization                             828          146
    Travel                                                  5,737         -
    Office supplies and expense                             6,193          128
    Other expenses                                           -              63
                                                          --------     --------

                                                           41,404        1,537
                                                          --------     --------

    Net Income (Loss) Before
       Proforma Adjustments                              $ 24,972     $ (3,169)
                                                          --------     --------
                                                          --------     --------
PROFORMA ADJUSTMENTS - Note 1:
    Income taxes                                            5,500         -
    Payroll expenses                                       30,000       12,000
                                                          --------     --------

                                                         $(10,528)    $(15,169)
                                                          --------     --------
                                                          --------     --------


The accompanying notes are an integral part of these financial statements.

                              TELECOM TECHNOLOGIES, INC.
                          STATEMENT OF SHAREHOLDERS' DEFICIT
                      FOR THE SIX MONTHS ENDED FEBRUARY 29, 1996



                                                 COMMON STOCK       ACCUMULATED
                                            ---------------------   -----------
                                            SHARES ISSUED  AMOUNT    (DEFICIT)
                                            -------------  ------   -----------

Balance, August 28, 1995                     -             $ -        $(50,819)
Shares issued for
    cash - Note 3                           1,000           1,000       (1,000)
Net income for the six
    months ended
    February 29, 1996                        -               -          33,347
                                           -------         --------   ---------

Balance, February 29, 1996                  1,000          $1,000     $(18,472)
                                           -------         --------   ---------
                                           -------         --------   ---------


The accompanying notes are an integral part of these financial statements.

                              TELECOM TECHNOLOGIES, INC.
                          STATEMENTS OF PROPRIETORS' CAPITAL
                    FOR THE PERIOD FROM INCEPTION (DECEMBER 1994)
                                 TO FEBRUARY 28, 1995
                     AND FOR THE SIX MONTHS ENDED AUGUST 28, 1995



Proprietors' capital at December 1, 1994                              $   -
    Net (loss)                                                          (3,169)

    Withdrawals                                                         (7,000)
                                                                      ----------
Proprietors' capital at February 28, 1995                              (10,169)

    Net (loss)                                                          (8,375)

    Withdrawals                                                        (32,275)
                                                                      ----------
Proprietors' capital at August 28, 1995                               $(50,819)
                                                                      ----------
                                                                      ----------

The accompanying notes are an integral part of these financial statements.

                              TELECOM TECHNOLOGIES, INC.
                               STATEMENTS OF CASH FLOWS
                         FOR THE YEAR ENDED FEBRUARY 29, 1996
                  AND FOR THE PERIOD FROM INCEPTION (DECEMBER 1994)
                                 TO FEBRUARY 28, 1995


                                                            FROM INCEPTION
                                                                   TO
                                                      FEBRUARY 29,  FEBRUARY 28,
                                                          1996          1995
                                                      ------------  ------------
CASH FLOWS FROM OPERATING ACTIVITIES
    Net income (loss) before proforma adjustments      $ 24,972      $ (3,169)
                                                       ---------     ---------
    Adjustments to reconcile net income (loss) to
      net cash provided by operating activities:
        Depreciation and amortization                       828           146

      Changes in current assets and
       current liabilities:
        (Increase) decrease receivable
          from officer                                   (8,067)         -
        (Increase) decrease customer
          deposits                                          287        26,700
        Increase (decrease) in payroll taxes
          payable                                         3,820          -
                                                       ---------     ---------
           Total Adjustments                             (3,132)       26,846
                                                       ---------     ---------
           Net Cash Provided by Operating Activities     21,840        23,677
                                                       ---------     ---------

CASH FLOWS FROM INVESTING ACTIVITIES
    Capital expenditures                                 (1,690)       (2,971)
                                                       ---------     ---------
           Net Cash (Used) by
             Investing Activities                        (1,690)       (2,971)
                                                       ---------     ---------
CASH FLOWS FROM FINANCING ACTIVITIES
    Withdrawals                                         (33,275)       (7,000)
    Cash sales of shares                                  1,000          -
                                                       ---------     ---------
           Net Cash (Used) by Financing Activities      (32,275)       (7,000)

           Net Increase (Decrease) in Cash              (12,125)       13,706

CASH, Beginning of Year                                  13,706          -
                                                       ---------     ---------
CASH, End of Year                                      $  1,581      $ 13,706
                                                       ---------     ---------
                                                       ---------     ---------
SUPPLEMENTAL DISCLOSURES OF CASH FLOW INFORMATION
    Cash paid during the year for:
       Interest                                        $   -         $   -
                                                       ---------     ---------
                                                       ---------     ---------

       Income taxes                                    $   -         $   -
                                                       ---------     ---------
                                                       ---------     ---------

                              TELECOM TECHNOLOGIES, INC.
                            NOTES TO FINANCIAL STATEMENTS
                                  FEBRUARY 29, 1996


NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:

    Basis of Reporting:

         The revenue and expense recognition policies included in the financial statements are not in accordance with Generally Accepted Accounting Standards. Income is recognized when received rather than when earned, and expenses are recognized when paid rather than when the obligation is incurred. Consequently, material accounts receivable and payable balances have not been included on the Balance Sheet and income and expenses on the Statements of Income are understated.

    Business Activity:

         Telecom Technologies, Inc. (TTI) was established as a sole proprietorship in December 1994 and was subsequently incorporated in the State of Oregon on August 28, 1995. TTI is engaged in the development, financing and operation of retail telecommunications centers in shopping centers and modular offices located in the Western United States. Each telecommunications center allows customers to make long-distance telecopier transmissions and make fund transfers. The centers are popularly known as "La Caseta Telephonicas" and are oriented toward serving Spanish speaking clientele.

    Property, Plant and Equipment:

         Property, plant and equipment are stated at cost. Depreciation is provided on a straight-line basis over the asset's estimated useful life ranging from 5 to 7 years.

    Income Taxes:

         TTI was a sole proprietorship until August 28, 1995. The proprietorship itself was not a taxpaying entity for purposes of federal and state income taxes. The proprietor is taxed on the proprietorship earnings. Taxes on the corporate income have been computed at applicable corporate rates. SFAS No. 109, "Accounting for Income Taxes" requires an asset and liability approach for financial accounting and reporting for deferred income taxes. The Company does not have "temporary differences" between amounts of assets and liabilities for financial reporting purposes and income tax purposes. As a result, the Company does not have deferred tax assets or liabilities as provided in SFAS No. 109.

    Proforma Adjustments:

         Up to August 28, 1995, TTI was a sole proprietorship. In order to enhance comparability, the following proforma adjustments have been disclosed as supplementary adjustments to the accompanying income statements.

       Payroll Expenses: If TTI had been a corporation, it would have incurred payroll expenses in respect of owner-employee salary in the amount of $30,000 and $12,000, respectively, for the year ended February 29, 1996 and the three months ended February 28, 1995. These amounts were computed based on the salary in effect at February 29, 1996.

       Income Taxes: If TTI had been a corporation, corporate income tax expenses would have been incurred in the amount of $5,500 for the year ended February 29, 1996. No deferred tax assets or liabilities were recorded in the accompanying balance sheet because no significant temporary differences exist.

    Estimates:

         The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect certain reported amounts and disclosures. Accordingly, actual results could differ from those estimates.

    Proprietors' Capital:

         The entire amount of proprietors' capital (deficit) as of August 28, 1995 is included in accumulated deficit on the February 29, 1996 balance sheet. The net income for the six months ended February 29, 1996 is included in accumulated deficit on the February 29, 1996 balance sheet.

NOTE 2 - RELATED PARTY TRANSACTIONS:

         At February 29, 1996, the Company had a receivable in the amount of $8,067 from Dean Chamberlain, the President and former proprietor of TTI. This amount was subsequently collected.

NOTE 3 - COMMON STOCK:

         The Company issued 1,000 shares of its no par common stock for cash in October 1995. There are 1,000 shares authorized.

NOTE 4 - SUBSEQUENT EVENT:

         On May 28, 1996, all of the outstanding shares of the Company were acquired by Telecom (AE), a Division of Wina Associates Limited. Subsequently, on June 21, 1996, all of the outstanding shares of the Company were acquired by Central Communications Company, a Nevada corporation and wholly owned subsidiary of Nevada Energy Company, Inc. (a NASDAQ listed Delaware corporation).